ANNUAL REPORT  SEPTEMBER 30, 2000

Prudential
Small Company Fund, Inc.

Fund Type Stock

Objective Capital growth

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Our investment objective and style
The Prudential Small Company Fund, Inc. (as it is called as of May 30, 2000) invests in stocks of small companies located mostly in the United
States. We consider companies to be small if their total market value is less than the largest total market value of any company in Standard & Poor's
SmallCap 600 Index. The gap between the return on small companies and that on large companies can be substantial in either direction in any year. That is why investors are often advised to own both for diversification.

We focus on stocks that we believe have above-average prospects for earnings growth, but that also can be purchased at below-average multiples of their earnings or at discounts to their intrinsic values. This approach is often referred to as GARP, or "growth at a reasonable price." There can be no assurance that the Fund will achieve its investment objective.

Portfolio Composition
Sectors expressed as a percentage of
net assets as of 9/30/00
29.9% Consumer Growth
21.0  Technology
14.9  Industrial
10.7  Finance
 9.8  Consumer Cyclicals
 6.4  Utility
 4.8  Energy
 2.5  Cash & Equivalents


Ten Largest Holdings
Expressed as a percentage of
net assets as of 9/30/00
2.3% Whole Foods Market, Inc.
     Foods
1.9  Imax Corp.
     Entertainment
1.8  Everest Group, Ltd.
     Insurance
1.7  Western Wireless Corp.
     Telecommunications
1.6  SUPERVALU, Inc.
     Foods
1.6  AmeriSource Health Corp.
     Health Services
1.5  Reinsurance Group of America, Inc.
     Insurance
1.5  Rural Cellular Corp.
     Telecommunications
1.4  Renal Care Group, Inc.
     Health Services
1.4  Arch Chemicals, Inc.
     Chemicals
Holdings are subject to change.

             www.prudential.com  (800) 225-1852

Performance at a Glance

Cumulative Total Returns1      As of 9/30/00

                                      One     Five       Ten        Since
                                     Year     Years     Years     Inception2
Class A                             15.70%    57.53%    311.98%     257.91%
Class B                             14.88     51.93     281.59      732.92
Class C                             14.88     51.93      N/A         91.84
Class Z                             15.97      N/A       N/A         57.30
Lipper Small-Cap Value Fund Avg.3   20.66     85.08     345.46        ***
Russell 2000 Value Index4           15.36     72.35     380.95        ****

Average Annual Total Returns1         As of 9/30/00

                                      One     Five       Ten        Since
                                     Year     Years     Years     Inception2
Class A                             9.91%     8.40%     14.62%      12.13%
Class B                             9.88      8.58      14.33       11.25
Class C                            12.73      8.51       N/A        10.96
Class Z                            15.97      N/A        N/A        10.39

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 1 Source: Prudential Investments Fund Management
LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.


 2 Inception dates: Class A, 1/22/90; Class B,
11/13/80; Class C, 8/1/94; and Class Z, 3/1/96.

 3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Small-Cap Value Fund category. The
Lipper average is unmanaged. Small-Cap Value funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&PR SmallCap 600 Index.
Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure.

S&PR is a registered trademark of the Standard &
Poor's Corporation.

 4 The Russell 2000 Value Index is an unmanaged weighted index that comprises securities in the Russell 2000 Index with a less-than-average growth orientation. Investors cannot invest directly in an index.

***Lipper Since Inception returns are 293.65% for
Class A, 878.03% for Class B, 123.67% for Class C, and 74.64% for Class Z, based on all funds in each share class.

****The Russell 2000 Value Index Since Inception returns are 301.39% for Class A, 963.20% for Class
B, 132.78% for Class C, and 70.36% for Class Z.

(LOGO)      November 15, 2000

Dear Shareholder,
During its fiscal year ended September 30, 2000, the Prudential Small Company Fund, Inc. broadened its focus to a "core" style that includes both value and growth stocks. Our intent was to reduce swings in the Fund's return, as well as its deviations from the performance of the overall small-cap market. (A discussion follows in the Investment Adviser's report.)

Looking forward, we expect that the Fund's more balanced posture eventually will move it into the Lipper Small-Cap "Core" category. However, for purposes of this report, because the Fund has not yet been reclassified by Lipper--the process normally takes two semiannual reporting periods--the
Fund's performance will be compared to the Lipper
Small-Cap Value Fund Average. Over the full 12 months the 15.70% return on the Fund's Class A shares--9.91% to those paying the one-time maximum
Class A share sales charge--trailed the 20.66% performance of this Value Average.

Market favor may continue to swing between value and growth investing styles as it has in the past, but with a core style. We hope to own some stocks that perform well, whichever way investor sentiment shifts.

Sincerely,


David R. Odenath, Jr., President
Prudential Small Company Fund, Inc.

Prudential Small Company Fund, Inc.

   Annual Report   September 30, 2000

A few words about our growth and value
Some rapidly growing technology company stocks count as value stocks because they had been crowded out of the S&P/Barra 600 Growth Index. The index includes half the S&P SmallCap 600 by total capitalization (not by number of names), so when a few technology companies had extraordinarily rapid expansions of their market capitalization during the growth euphoria, they pushed out other growth-style companies.

We believe that many of the funds in Lipper's
Small-Cap Value category may have owned such stocks. These stocks tend to perform like growth stocks, doing well in a growth market and poorly in a value market. Consistent with this, the Prudential Small Company Fund outperformed the
Lipper Average over the second half of its reporting period, when value investing was ascendant, even though the Fund's portfolio was in transition at that time. Substantial contributions to its return came from some of its long-term value holdings.

Investment Adviser's Report

How to subtract by adding
Small-cap technology is a volatile sector, so it may appear paradoxical that we intend to reduce the Fund's volatility by increasing its growth holdings, including technology. However, diversification is the traditional precaution against volatility. By adding to our portfolio in sectors that have low or negative correlations with our other holdings, we improve the likelihood of smooth returns. The accompanying chart illustrates this point by graphing the monthly returns of three
S&P SmallCap 600 sectors over our past fiscal year:
technology, financials, and utilities. Technology is predominantly a growth sector, while financials and utilities are predominantly value sectors.
Although technology was the most volatile of the three sectors, with higher highs and lower lows, it was positive or neutral in every month in which the other two were negative, and they were positive or neutral in each month technology was negative. The benefit of diversification is not always this

Prudential Small Company Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 9/30/00
------------------------------------------------------------
2.3% Whole Foods Market, Inc./Foods
Whole Foods, whose 110 stores already make it the largest natural food retailer in the United States, continues to gain market share. We think it can add stores at a rate of 10% to 15% a year while increasing sales by 8% a year in existing stores.
The natural foods market is growing approximately five times faster than traditional food retailing, but Whole Foods is currently valued only slightly better than traditional food retailers.

1.9% Imax Corp./Entertainment
Imax is the world's leading provider of large-screen theater systems, with more than 220 theaters in 26 countries and over 70 additional systems on backlog. It has also made substantial investments in digital and 3D projection technologies. The financial difficulties of several U.S.-based exhibitors caused some delays in new system deliveries this year, but we believe Imax's long-term growth prospects are excellent. We added to our position with recent price declines.

1.8% Everest Re Group, Ltd./Insurance
Everest Re is a property and casualty reinsurer, an industry that in recent years has not been able to charge enough to compensate for its risks. As some firms experience significant losses, reinsurance prices should rise. We expect
Everest Re's strict pricing discipline and strong balance sheet to result in strong earnings. Everest
Re is currently priced at only 10 times its 2001 earnings, despite its 15% growth potential.

1.7% Western Wireless Corp./Telecommunications
Western Wireless provides wireless communications services to about one million subscribers in 19 western U.S. states, and holds licenses to offer wireless services in nine foreign countries. It has grown rapidly both internally and through acquisitions. Because it operates in areas with low population density, Western is less subject to competition. Its shares are priced at a very attractive multiple of its operating cash flow.

1.6% SUPERVALU, Inc./Foods
SUPERVALU is the nation's largest food distributor
and tenth largest food retailer, but is currently
valued at only six times its 2001 earnings. This
represents excellent value for a company that is
relatively insensitive to the economic cycle in a
potentially slowing economy. As the company
integrates recently acquired retail operations, we
expect it to be able to improve its operating
margins.
4

Holdings are subject to change.

            www.prudential.com  (800) 225-1852

  Annual Report  September 30, 2000

obvious, but the chart does provide an excellent illustration of how it can work. Overall, your return would have been much smoother had you owned all three sectors than if you held only the growth sector or only the value sector. This is the motivation underlying our move to a core style.

S&P SmallCap 600 Index Selected Sectors
(GRAPH)

Source: Bloomberg and Prudential Investments

The S&P SmallCap Technology, Financials, and
Utilities Indexes are unmanaged, capitalization-weighted indexes that measure the performance of the corresponding sectors of the Standard & Poor's
SmallCap 600 Index. The performance cited does not represent the performance of the Prudential Small
Company Fund, Inc. Past performance is not indicative of future results. Investors cannot invest directly in an index.

Good companies often become targets
We bought, for the most part, what we thought were good businesses that had relatively low stock prices. Since most stock investors were slow to appreciate these companies, they were attractive acquisitions for other firms that recognized their value. Our return benefited substantially when companies in our portfolio became acquisition targets. These included Hussman International,
Lilly Industries, Coinmach, Central Newspapers,
International Home Foods, Financial Security
Assurance, Cameron Ashley

Prudential Small Company Fund, Inc.
   Annual Report   September 30, 2000

Building Products, and Shorewood Packaging.
Takeovers are one important trigger for realizing the benefits of value stocks, and the number of such targets we owned is a credit to our value-stock selection.

Healthcare regains its health
The prices of our hospital management stocks were depressed because of cutbacks in federal government funding for Medicare and for rural hospitals. The impact of these cutbacks on the hospitals was greater than legislators had expected, and the savings much less, so funding is expected to be restored. In addition, HMOs had been under profit pressure, so they had been squeezing hospitals. Now that the pricing environment is improving for HMOs, they are able to offer better terms to hospitals.
One beneficiary has been Universal Health Services, the third largest for-profit hospital operator in the United States, which had been among our largest positions. Our return received a large boost from its 231% rise over our reporting period. We also gained substantially from our somewhat smaller investments in Triad Hospitals and Quorum Health
Group. Amerisource Health also was a large contributor to our return. It is a well-run pharmaceuticals distributor whose shares had suffered when investors lost confidence in the entire group because of the difficulties its competitors had been having. We have been taking some of our profits on these stocks as the healthcare value story matures.

Sierra Health Services is a Nevada-based health management organization whose expansion into Texas ran into difficulties. The stock fell sharply and we took our losses.

Stabilizing interest rates helped financials
As economic growth appeared to slow, the presumption spread that the Federal Reserve Board had completed its series of interest rate increases. This led to a rally by financial stocks, which had been a Fund focus. Our largest holding for a long time was Financial Security Assurance, which insures the payments on municipal bonds and asset-backed securities. The company was the subject of an attractive acquisition offer, resulting in the second largest contribution to our return for the fiscal year. We also
                www.prudential.com  (800) 225-1852

received a substantial contribution from Everest Re
Group, a reinsurance company that benefited from the improved pricing environment for the property and casualty insurers that are its customers.

Hot energy stocks
Our energy holdings, particularly Louis Dreyfus
Natural Gas, were the third sustaining theme contributing to our return. Rising oil and gas commodity prices, and stable production volumes, have led to substantial increases in cash flow and profitability for all of our energy holdings, which have represented as much as 10% of the portfolio, although this has declined since we've taken profits in recent months.

Technology hurt, both rising and falling
In the first half of our reporting period when investors favored growth, our return suffered because we didn't own enough in the hot "TMT" (technology, media, and telecommunications) sectors. As we began adding technology and biotechnology stocks to balance our risk profile, they fell out of favor. Over the long run, this should help our return, as we found many opportunities to buy below the peak prices.
However, technology stocks continued to fall through the end of our fiscal year, and some of our holdings lost ground with the sector. We had particularly large declines in Varian
Semiconductor, Carrier Access, and Commscope. These are stocks with good prospects for growth; we expect them to recover when investors recover their appreciation for technology and communications.

The "MT" in "TMT" also fell
Our return was also hurt by our broadcasting and media companies, particularly Young Broadcasting and ICG Communications. Young was on the losing end of the shifting network affiliations in the San Francisco television market. We realized substantial losses, but reinvested in other more promising media companies. ICG Communications (an emerging telecommunications provider) lost business because of service problems, and faces significant problems raising funds for needed capital investment in today's much tougher environment.

Prudential Small Company Fund, Inc.

         Annual Report   September 30, 2000

Looking Ahead
Large-cap stocks substantially outperformed small-caps every year between 1994 and 1998. Last year was essentially a tie, so there is still a lot of catch-up room for small-cap outperformance. For example, stocks in the S&P SmallCap 600 were selling at an average of 16.2 times annual earnings at the end of our reporting period, compared to
26.8 times for S&P 500 stocks. Their price-to-book value ratio was about half that of large caps.
Clearly, only some of the valuation gap built up in the late 1990s has been made up in 2000 so far.
This leaves exceptional values spread through many economic sectors.

We have brought our exposure to various economic sectors much closer to the composition of the overall market. However, we continue to focus on consumer stocks and on communications, where there is relative stability of revenues. We believe wireless telecommunications also has great growth potential, and that the recent poor performance of stocks in that industry has left excellent investment opportunities. We are more cautious about technology companies that are dependent upon sales of personal computers or other technical hardware, and also about financial companies that are exposed to credit concerns as the economy slows.

Prudential Small Company Fund Management Team

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of September 30, 2000

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.5%
Common Stocks  97.5%
-------------------------------------------------------------------------------------
Aerospace/Defense  0.6%
     116,750   REMEC, Inc.                                            $    3,436,828
-------------------------------------------------------------------------------------
Apparel  3.5%
     287,100   G & K Services, Inc., Class A                               8,056,744
     348,100   Pacific Sunwear of California, Inc.(a)                      6,526,875
     664,900   Phillips-Van Heusen Corp.                                   6,856,781
                                                                      --------------
                                                                          21,440,400
-------------------------------------------------------------------------------------
Appliances & Home Furnishings  1.8%
     625,500   Applica, Inc.(a)                                            3,870,281
     433,500   Furniture Brands International, Inc.(a)                     7,206,938
                                                                      --------------
                                                                          11,077,219
-------------------------------------------------------------------------------------
Automotive  1.6%
     140,100   Borg-Warner Automotive, Inc.                                4,640,812
     187,800   Dura Automotive Systems, Inc.(a)                            1,734,216
     357,100   Tower Automotive, Inc.(a)                                   3,347,813
                                                                      --------------
                                                                           9,722,841
-------------------------------------------------------------------------------------
Banking  2.8%
     212,500   Astoria Financial Corp.                                     8,207,813
     431,600   Banknorth Group, Inc.                                       7,714,850
      65,500   Boston Private Financial, Inc.                              1,080,750
                                                                      --------------
                                                                          17,003,413
-------------------------------------------------------------------------------------
Chemicals  2.7%
     460,200   Arch Chemicals Inc.                                         8,398,650
     579,700   Crompton Corp.                                              4,565,137
     124,700   Lilly Industries, Inc., Class A                             3,678,650
                                                                      --------------
                                                                          16,642,437
-------------------------------------------------------------------------------------
Commercial Services  1.7%
     204,200   Bright Horizons Family Solutions, Inc.(a)                   5,219,863
     420,900   NCO Group, Inc.(a)                                          4,998,188
                                                                      --------------
                                                                          10,218,051

    See Notes to Financial Statements                                      9

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Computer Software & Services  4.6%
     184,700   Allscripts, Inc.(a)                                    $    2,608,888
     120,000   Hyperion Software Corp.(a)                                  3,105,000
     253,200   Networks Associates, Inc.                                   5,728,650
     160,500   PC-Tel, Inc.(a)                                             3,731,625
     139,100   Safeguard Scientifics, Inc.(a)                              2,773,306
     257,800   USinternetworking, Inc.(a)                                  1,720,009
     661,000   Visual Networks, Inc.(a)                                    4,337,812
     487,900   X-Rite, Inc.                                                4,269,125
                                                                      --------------
                                                                          28,274,415
-------------------------------------------------------------------------------------
Consulting  1.3%
     179,500   Braun Consulting, Inc.(a)                                   3,556,344
     218,300   Jupiter Media Metrix, Inc.(a)                               3,479,156
     258,200   U.S. Interactive, Inc.(a)                                     653,569
                                                                      --------------
                                                                           7,689,069
-------------------------------------------------------------------------------------
Containers & Packaging  0.4%
     217,900   Pactiv Corp.(a)                                             2,437,756
-------------------------------------------------------------------------------------
Data Processing/Management  2.0%
     150,800   Acxiom Corp.(a)                                             4,787,900
     345,900   American Management Systems, Inc.(a)                        5,945,156
      45,800   CSG Systems International, Inc.(a)                          1,328,200
                                                                      --------------
                                                                          12,061,256
-------------------------------------------------------------------------------------
Dental Supplies  1.7%
     163,900   DENTSPLY International, Inc.                                5,726,256
     208,100   Sybron International Corp.(a)                               4,994,400
                                                                      --------------
                                                                          10,720,656
-------------------------------------------------------------------------------------
Distribution/Wholesalers  1.6%
   1,222,100   Brightpoint, Inc.(a)                                        6,148,691
      92,500   Tech Data Corp.(a)                                          3,954,375
                                                                      --------------
                                                                          10,103,066
-------------------------------------------------------------------------------------
Electrical Utilities  1.7%
     552,500   El Paso Electric Co.(a)                                     7,607,925

    10                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
      78,000   H Power Corp.(a)                                       $    2,608,125
                                                                      --------------
                                                                          10,216,050
-------------------------------------------------------------------------------------
Electrical Equipment  1.3%
     339,500   Belden, Inc.                                                8,020,688
-------------------------------------------------------------------------------------
Electronics  8.6%
     172,200   ANADIGICS, Inc.(a)                                          3,809,925
     128,600   APW Ltd.(a)                                                 6,269,250
     113,300   Axcelis Technologies, Inc.(a)                               1,345,438
     104,000   Electro Scientific Industries, Inc.(a)                      3,653,000
     168,300   Integrated Silicon Solution, Inc.(a)                        2,387,756
      67,100   Intersil Holding Corp.(a)                                   3,346,612
      62,600   Manufacturers Services Ltd.(a)                                743,375
     205,800   Oak Technology, Inc.(a)                                     5,633,775
     299,300   Photronics, Inc.(a)                                         6,528,481
     306,900   Power Integrations, Inc.(a)                                 4,277,419
      70,500   SIPEX Corp.(a)                                              2,965,406
     152,500   Three-Five Systems, Inc.(a)                                 4,460,625
      64,100   TTM Technologies, Inc.(a)                                   1,506,350
     157,100   Varian Semiconductor Associates, Inc.(a)                    5,881,431
                                                                      --------------
                                                                          52,808,843
-------------------------------------------------------------------------------------
Entertainment  3.9%
     182,400   Harrah's Entertainment, Inc.(a)                             5,016,000
     704,000   Imax Corp.(a)                                              11,924,000
     344,500   Speedway Motorsports, Inc.                                  7,169,906
                                                                      --------------
                                                                          24,109,906
-------------------------------------------------------------------------------------
Financial Services  0.9%
     276,900   Allied Capital Corp.                                        5,745,675
-------------------------------------------------------------------------------------
Foods  5.4%
     669,333   SUPERVALU, Inc.                                            10,081,828
     121,300   Suiza Foods Corp.(a)                                        6,148,394
     207,200   United Natural Foods, Inc.(a)                               2,564,100
     265,400   Whole Foods Market, Inc.(a)                                14,248,662
                                                                      --------------
                                                                          33,042,984

    See Notes to Financial Statements                                     11

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Health Services  4.4%
     207,700   AmeriSource Health Corp.(a)                            $    9,761,900
     487,000   Hooper Holmes, Inc.                                         4,631,370
     244,300   Omnicare, Inc                                               3,939,337
     459,600   Renal Care Group, Inc.(a)                                   8,560,050
                                                                      --------------
                                                                          26,892,657
-------------------------------------------------------------------------------------
Hospital Management  2.3%
     570,000   Quorum Health Group, Inc.(a)                                7,410,000
     237,900   Triad Hospitals, Inc.(a)                                    6,988,312
                                                                      --------------
                                                                          14,398,312
-------------------------------------------------------------------------------------
Insurance  5.7%
     224,027   Amerus Group Co.                                            5,768,695
     221,600   Enhance Financial Services Group, Inc.                      2,880,800
     226,900   Everest Re Group, Ltd.                                     11,231,550
     274,652   Reinsurance Group of America, Inc.                          9,406,831
     132,600   StanCorp Financial Group, Inc.                              5,668,650
                                                                      --------------
                                                                          34,956,526
-------------------------------------------------------------------------------------
Leisure  1.5%
     419,500   Aztar Corp.(a)                                              6,449,813
     180,300   Cheap Tickets, Inc.(a)                                      1,870,613
      52,800   Steiner Leisure Ltd.(a)                                     1,181,400
                                                                      --------------
                                                                           9,501,826
-------------------------------------------------------------------------------------
Media  3.0%
     332,500   A. H. Belo Corp., Class A                                   6,130,469
     209,200   Emmis Communications Corp.                                  5,177,700
     188,600   Entravision Communications Corp., Class A(a)                3,276,925
     369,600   Sinclair Broadcast Group, Inc., Class A(a)                  4,042,500
                                                                      --------------
                                                                          18,627,594
-------------------------------------------------------------------------------------
Medical Products  1.6%
      10,400   Cubist Pharmaceuticals, Inc.(a)                               541,450
     142,200   Genaissance Pharmaceuticals, Inc.(a)                        2,941,763
      82,900   Endocare, Inc.(a)                                           1,637,275
     186,800   Mylan Laboratories, Inc.                                    5,031,925
                                                                      --------------
                                                                          10,152,413

    12                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Miscellaneous Industrial  6.0%
     225,100   Advanced Lighting Technologies, Inc.(a)                $    2,785,613
     245,850   Clarcor, Inc.                                               4,794,075
     164,800   Graco, Inc.                                                 5,314,800
     305,600   Pentair, Inc.                                               8,174,800
     241,935   Robbins & Myers, Inc.                                       5,715,714
     193,200   Roper Industries, Inc.                                      6,411,825
     148,200   Valspar Corp.                                               3,407,118
                                                                      --------------
                                                                          36,603,945
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  4.4%
      76,200   Bellwether Exploration Co.(a)                                 585,788
     130,600   Cabot Oil & Gas Corp., Class A                              2,660,975
     100,595   Devon Energy Corp.                                          6,050,771
     167,800   Louis Dreyfus Natural Gas Corp.(a)                          6,649,075
     140,000   Marine Drilling Companies, Inc.(a)                          3,998,750
       6,900   Newfield Exploration Co.(a)                                   322,144
     291,300   St. Mary Land & Exploration Co.                             6,718,106
                                                                      --------------
                                                                          26,985,609
-------------------------------------------------------------------------------------
Photography  0.3%
      80,800   Concord Camera Corp.(a)                                     2,070,500
-------------------------------------------------------------------------------------
Printing  0.2%
     328,900   Mail-Well, Inc.(a)                                          1,459,494
-------------------------------------------------------------------------------------
Real Estate Investment Trust  1.3%
     172,700   Kilroy Realty Corp.(a)                                      4,608,931
     123,400   Liberty Property Trust                                      3,393,500
                                                                      --------------
                                                                           8,002,431
-------------------------------------------------------------------------------------
Restaurants  2.1%
     311,900   CBRL Group, Inc.                                            4,483,562
     285,500   Consolidated Products, Inc.(a)                              2,284,000
     208,500   Jack in the Box, Inc.(a)                                    4,469,719
     168,400   Ruby Tuesday, Inc.                                          1,894,500
                                                                      --------------
                                                                          13,131,781

    See Notes to Financial Statements                                     13

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
Retail  5.4%
     271,900   Casey's General Stores, Inc.                           $    3,534,700
     174,100   Claire's Stores, Inc.                                       3,133,800
     336,000   Consolidated Stores Corp.(a)                                4,536,000
     649,000   Hollywood Entertainment Corp.(a)                            4,826,938
     389,800   Pier 1 Imports, Inc.                                        5,286,662
     395,800   Ross Stores, Inc.                                           5,689,625
     592,300   Stein Mart, Inc.(a)                                         6,404,244
                                                                      --------------
                                                                          33,411,969
-------------------------------------------------------------------------------------
Steel  1.3%
     304,100   Maverick Tube Corp.(a)                                      8,191,694
-------------------------------------------------------------------------------------
Telecommunications  8.1%
      55,800   AirGate Pcs, Inc.(a)                                        2,504,025
     115,900   Carrier Access Corp.(a)                                     2,296,269
      28,900   Clarent Corp.(a)                                            1,137,938
      70,200   Clearnet Communications Inc.(a)                             3,110,737
     260,200   CommScope, Inc.(a)                                          6,374,900
     180,400   DMC Stratex Networks, Inc.(a)                               2,897,675
      31,000   Glenayre Technologies, Inc.(a)                                337,125
     447,000   NorthPoint Communications Group, Inc.(a)                    3,967,125
     133,800   Rural Cellular Corp.(a)                                     9,115,125
     290,200   UbiquiTel, Inc.(a)                                          2,611,800
     171,600   US Unwired, Inc.(a)                                         1,635,562
     115,700   Vyyo, Inc.(a)                                               3,471,000
     291,000   Western Wireless Corp.(a)                                  10,366,875
                                                                      --------------
                                                                          49,826,156
-------------------------------------------------------------------------------------
Waste Management  1.8%
     582,700   Republic Services, Inc., Class A(a)                         7,647,937
     139,000   Waste Connections, Inc.(a)                                  3,561,875
                                                                      --------------
                                                                          11,209,812
                                                                      --------------
               Total long-term investments (cost $559,285,118)           600,194,272

    14                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Portfolio of Investments as of September 30, 2000 Cont'd.

Shares         Description                                            Value (Note 1)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  3.2%
Principal Amount
(000)
$     19,916   Joint Repurchase Agreement Account,
                6.50%, 10/2/00 (cost $19,916,000; Note 5)                 19,916,000
                                                                      --------------
               Total Investments  100.7%
                (cost $579,201,118; Note 4)                              620,110,272
               Liabilities in excess of other assets  (0.7%)              (4,199,582)
                                                                      --------------
               Net Assets  100%                                       $  615,910,690
                                                                      --------------
                                                                      --------------

------------------------------
(a) Non-income producing security.
    See Notes to Financial Statements                                     15

       Prudential Small Company Fund, Inc.
             Statement of Assets and Liabilities

                                                                September 30, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $579,201,118)                          $620,110,272
Receivable for investments sold                                      17,144,416
Receivable for Fund shares sold                                         973,161
Dividends and interest receivable                                       260,984
Prepaid expenses                                                         12,759
                                                                ------------------
      Total assets                                                  638,501,592
                                                                ------------------
LIABILITIES
Bank overdraft                                                           36,647
Payable for investments purchased                                    14,671,474
Payable for Fund shares reacquired                                    6,489,859
Accrued expenses                                                        773,681
Management fee payable                                                  368,465
Distribution fee payable                                                250,776
                                                                ------------------
      Total liabilities                                              22,590,902
                                                                ------------------
NET ASSETS                                                         $615,910,690
                                                                ------------------
                                                                ------------------
Net assets were comprised of:
   Common stock, at par                                            $    441,000
   Paid-in capital in excess of par                                 615,065,591
                                                                ------------------
                                                                    615,506,591
   Accumulated net realized loss on investments                     (40,505,055)
   Net unrealized appreciation/depreciation on investments           40,909,154
                                                                ------------------
Net assets, September 30, 2000                                     $615,910,690
                                                                ------------------
                                                                ------------------

    16                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                September 30, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($291,869,026 / 20,096,572 shares of common stock
      issued and outstanding)                                            $14.52
   Maximum sales charge (5% of offering price)                              .76
                                                                ------------------
   Maximum offering price to public                                      $15.28
                                                                ------------------
                                                                ------------------
Class B:
   Net asset value, offering price and redemption price per
      share
      ($199,149,269 / 15,354,526 shares of common stock
      issued and outstanding)                                            $12.97
                                                                ------------------
                                                                ------------------
Class C:
   Net asset value and redemption price per share
      ($19,236,242 / 1,483,143 shares of common stock
      issued and outstanding)                                            $12.97
   Sales charge (1% of offering price)                                      .13
                                                                ------------------
   Offering price to public                                              $13.10
                                                                ------------------
                                                                ------------------
Class Z:
   Net asset value, offering price and redemption price per
      share
      ($105,656,153 / 7,165,794 shares of common stock
      issued and outstanding)                                            $14.74
                                                                ------------------
                                                                ------------------

    See Notes to Financial Statements                                     17

       Prudential Small Company Fund, Inc.
             Statement of Operations

                                                                       Year
                                                                      Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $11,096)         $  6,654,757
   Interest                                                           2,614,035
                                                                ------------------
      Total income                                                    9,268,792
                                                                ------------------
Expenses
   Management fee                                                     4,574,665
   Distribution fee--Class A                                            711,702
   Distribution fee--Class B                                          2,500,608
   Distribution fee--Class C                                            201,593
   Transfer agent's fees and expenses                                 2,145,000
   Reports to shareholders                                              275,000
   Custodian's fees and expenses                                        130,000
   Registration fees                                                     85,000
   Legal fees and expenses                                               47,000
   Audit fees                                                            25,000
   Directors' fees and expenses                                          20,400
   Miscellaneous                                                         19,234
                                                                ------------------
      Total expenses                                                 10,735,202
                                                                ------------------
Net investment loss                                                  (1,466,410)
                                                                ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions                        (30,404,991)
Net change in unrealized appreciation/depreciation on
investments                                                         114,018,267
                                                                ------------------
Net gain on investments                                              83,613,276
                                                                ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 82,146,866
                                                                ------------------
                                                                ------------------

    18                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Statement of Changes in Net Assets

                                                     Year Ended September 30,
                                               ------------------------------------
                                                    2000                1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                         $  (1,466,410 )     $   (3,984,439)
   Net realized gain (loss) on investment
      transactions                               (30,404,991 )          6,018,074
   Net change in unrealized
      appreciation/depreciation on
      investments                                114,018,267           13,126,457
                                               --------------    ------------------
   Net increase in net assets resulting from
      operations                                  82,146,866           15,160,092
                                               --------------    ------------------
Distributions from net realized gains on
   investment transactions (Note 1)
      Class A                                             --          (41,109,661)
      Class B                                             --          (62,450,536)
      Class C                                             --           (3,389,932)
      Class Z                                             --          (14,727,094)
                                               --------------    ------------------
                                                          --         (121,677,223)
                                               --------------    ------------------
Fund share transactions (Note 6)
   (net of share conversions)
   Net proceeds from shares sold                 465,954,260          556,701,257
   Net asset value of shares issued to
      shareholders in reinvestment of
      distributions                                       --          117,928,503
   Cost of shares reacquired                    (717,545,426 )       (814,921,695)
                                               --------------    ------------------
   Net decrease in net assets from Fund
      share transactions                        (251,591,166 )       (140,291,935)
                                               --------------    ------------------
      Total decrease                            (169,444,300 )       (246,809,066)
NET ASSETS
Beginning of year                                785,354,990        1,032,164,056
                                               --------------    ------------------
End of year                                    $ 615,910,690       $  785,354,990
                                               --------------    ------------------
                                               --------------    ------------------

    See Notes to Financial Statements                                     19

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements

      Prudential Small Company Fund, Inc. (formerly known as Prudential Small Company Value, Inc.) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth by investing in a carefully selected portfolio of common stocks. Investment income is of incidental importance, and the Fund may invest in securities which do not produce any income.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuations: Investments traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is market-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
    20

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements

      Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Dividends and Distributions: The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net income by $1,466,410 and decrease paid-in capital by $1,466,410 due to the Fund experiencing net operating losses. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a Subadvisory Agreement with The Prudential Investment Corporation ('PIC'). The subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the management agreement and supervises PIC's performance of such services. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .70 of 1% of the Fund's average daily net assets.
                                                                          21

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements Cont'd.

      Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .455 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended September 30, 2000.

      PIMS has advised the Fund that it received approximately $94,600 and $15,600 in front-end sales charges resulting from sales of Class A and Class C shares during the year ended September 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended September 30, 2000, it received approximately $919,700 and $19,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of
    22

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements

1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the year ended September 30, 2000.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended September 30, 2000, the Fund incurred fees of approximately $1,561,400 for the services of PMFS. As of September 30, 2000, approximately $59,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffliates.

      For the year ended September 30, 2000, PSI earned approximately $12,515 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended September 30, 2000 were $570,923,472 and $781,404,201, respectively.

      The cost basis of investments for federal income tax purposes as of September 30, 2000 was $580,244,959 and, accordingly, net unrealized appreciation for federal income tax purposes was $39,865,313 (gross unrealized appreciation--$106,459,109 gross unrealized depreciation--$66,593,796).

      The Fund had a capital loss carryforward as of September 30, 2000, of $28,204,000 which expires in 2008. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such amounts.

      The Fund will elect, for United States federal income tax purposes, to treat net short-term capital losses of $11,258,000 incurred in the eleven months ended September 30, 2000 as having been incurred in the following fiscal year.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of September 30, 2000, the Fund had a 1.7% undivided interest in the joint account. The undivided interest for the Fund represents $19,916,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:
                                                                          23

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements Cont'd.

      Bear, Stearns & Co., Inc., 6.51%, in the principal amount of $300,000,000, repurchase price $300,162,750, due 10/2/00. The value of the collateral including accrued interest was $307,686,775.

      Chase Securities, Inc., 6.45%, in the principal amount of $264,084,000, repurchase price $264,225,945, due 10/2/00. The value of the collateral including accrued interest was $269,373,200.

      Credit Suisse First Boston Corp., 6.54%, in the principal amount of $200,000,000, repurchase price $200,109,000, due 10/2/00. The value of the collateral including accrued interest was $206,853,792.

      Salomon Smith Barney, Inc., 6.45%, in the principal amount of $97,990,000, repurchase price $98,042,670, due 10/2/00. The value of the collateral including accrued interest was $102,042,316.

      UBS Warburg, Inc., 6.52%, in the principal amount of $300,000,000, repurchase price $300,163,000, due 10/2/00. The value of the collateral including accrued interest was $306,002,065.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 1 billion shares of common stock authorized $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Class A, Class B, Class C and Class Z shares each consist of 250 million authorized shares.

      Transactions in shares of common stock for the years ended September 30, 2000 and September 30, 1999 were as follows:

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended September 30, 2000:
Shares sold                                                  22,953,145    $ 301,249,492
Shares reacquired                                           (32,082,541)    (416,908,818)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (9,129,396)    (115,659,326)
Shares issued upon conversion from Class B                    3,732,291       50,187,179
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (5,397,105)   $ (65,472,147)
                                                            -----------    -------------
                                                            -----------    -------------

    24

       Prudential Small Company Fund, Inc.
             Notes to Financial Statements

Class A                                                       Shares          Amount
----------------------------------------------------------  -----------    -------------
Year ended September 30, 1999:
Shares sold                                                  21,652,787    $ 283,748,336
Shares issued in reinvestment of distributions                2,977,458       39,600,186
Shares reacquired                                           (28,149,832)    (366,651,014
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 (3,519,587)     (43,302,492)
Shares issued upon conversion from Class B                    2,514,601       32,509,648
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,004,986)   $ (10,792,844)
                                                            -----------    -------------
                                                            -----------    -------------
Class B
----------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                   6,431,353    $  75,343,368
Shares reacquired                                           (16,597,815)    (189,752,213)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (10,166,462)    (114,408,845)
Shares reacquired upon conversion into Class A               (4,167,176)     (50,187,179)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding               (14,333,638)   $(164,596,024)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                  12,427,779    $ 148,785,336
Shares issued in reinvestment of distributions                5,000,512       60,256,172
Shares reacquired                                           (25,651,226     (300,425,348)
                                                            -----------    -------------
Net decrease in shares outstanding before conversion         (8,222,935)     (91,383,840)
Shares reacquired upon conversion into Class A               (2,785,771)     (32,509,648)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding               (11,008,706)   $(123,893,488)
                                                            -----------    -------------
                                                            -----------    -------------
Class C
----------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                   2,565,702    $  31,632,503
Shares reacquired                                            (3,316,355)     (39,899,580)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (750,653)   $  (8,267,077)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                   1,537,225    $  18,451,563
Shares issued in reinvestment of distributions                  278,300        3,353,512
Shares reacquired                                            (1,703,303)     (19,969,646)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                   112,222    $   1,835,429
                                                            -----------    -------------
                                                            -----------    -------------
Class Z
----------------------------------------------------------
Year ended September 30, 2000:
Shares sold                                                   4,253,732    $  57,728,897
Shares reacquired                                            (5,382,396)     (70,984,815)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                (1,128,664)   $ (13,255,918)
                                                            -----------    -------------
                                                            -----------    -------------
Year ended September 30, 1999:
Shares sold                                                   7,908,673    $ 105,716,022
Shares issued in reinvestment of distributions                1,095,136       14,718,633
Shares reacquired                                            (9,747,471)    (127,875,687)
                                                            -----------    -------------
Net increase (decrease) in shares outstanding                  (743,662)   $  (7,441,032)
                                                            -----------    -------------
                                                            -----------    -------------

       Prudential Small Company Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                   $  12.54
                                                                   ----------
Income from investment operations
Net investment income (loss)                                              .01
Net realized and unrealized gain (loss) on investment
   transactions                                                          1.97
                                                                   ----------
      Total from investment operations                                   1.98
                                                                   ----------
Less distributions
Distributions from net realized gains                                      --
                                                                   ----------
Net asset value, end of year                                         $  14.52
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                        15.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $291,869
Average net assets (000)                                             $284,681
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          1.37%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                          1.12%
   Net investment income (loss)                                           .04%
For Class A, B, C and Z shares:
Portfolio turnover rate                                                    92%

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    26                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  13.79             $  18.95             $  15.30             $  14.18
----------------     ----------------     ----------------     ----------------
        (.01)                  --                  .02                  .04
         .29                (3.31)                6.06                 1.75
----------------     ----------------     ----------------     ----------------
         .28                (3.31)                6.08                 1.79
----------------     ----------------     ----------------     ----------------
       (1.53)               (1.85)               (2.43)                (.67)
----------------     ----------------     ----------------     ----------------
    $  12.54             $  13.79             $  18.95             $  15.30
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        1.48%              (18.90)%              45.92%               13.38%
    $319,779             $365,431             $412,980             $237,306
    $360,707             $443,189             $287,894             $223,091
        1.27%                1.17%                1.21%                1.24%
        1.02%                 .92%                 .96%                 .99%
        (.09)%                 --                  .15%                 .33%
          39%                  36%                  58%                  53%

    See Notes to Financial Statements                                     27

       Prudential Small Company Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                   $  11.28
                                                                   ----------
Income from investment operations
Net investment income (loss)                                             (.08)
Net realized and unrealized gain (loss) on investment
   transactions                                                          1.77
                                                                   ----------
      Total from investment operations                                   1.69
                                                                   ----------
Less distributions
Distributions from net realized gains                                      --
                                                                   ----------
Net asset value, end of year                                         $  12.97
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                        14.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $199,149
Average net assets (000)                                             $250,061
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          2.12%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                          1.12%
   Net investment income (loss)                                         (0.69)%

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    28                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  12.63             $  17.64             $  14.49             $  13.56
----------------     ----------------     ----------------     ----------------
        (.10)                (.12)                (.09)                (.06)
         .28                (3.04)                5.67                 1.66
----------------     ----------------     ----------------     ----------------
         .18                (3.16)                5.58                 1.60
----------------     ----------------     ----------------     ----------------
       (1.53)               (1.85)               (2.43)                (.67)
----------------     ----------------     ----------------     ----------------
    $  11.28             $  12.63             $  17.64             $  14.49
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
         .74%              (19.52)%              44.91%               12.56%
    $335,013             $514,159             $645,579             $378,861
    $444,747             $678,462             $443,761             $355,636
        2.02%                1.92%                1.96%                1.99%
        1.02%                 .92%                 .96%                 .99%
        (.82)%               (.75)%               (.60)%               (.42)%

    See Notes to Financial Statements                                     29

       Prudential Small Company Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                   $  11.28
                                                                     --------
Income from investment operations
Net investment income (loss)                                             (.08)
Net realized and unrealized gain (loss) on investment
   transactions                                                          1.77
                                                                     --------
      Total from investment operations                                   1.69
                                                                     --------
Less distributions
Distributions from net realized gains                                      --
                                                                     --------
Net asset value, end of year                                         $  12.97
                                                                     --------
                                                                     --------
TOTAL RETURN(b):                                                        14.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 19,236
Average net assets (000)                                             $ 20,159
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          2.12%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                          1.12%
   Net investment loss                                                   (.70)%

------------------------------
(a) Calculated based upon average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
    30                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                              Year Ended September 30,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  12.63             $  17.64             $  14.49             $  13.56
    --------             --------             --------             --------
        (.10)                (.12)                (.09)                (.06)
         .28                (3.04)                5.67                 1.66
    --------             --------             --------             --------
         .18                (3.16)                5.58                 1.60
    --------             --------             --------             --------
       (1.53)               (1.85)               (2.43)                (.67)
    --------             --------             --------             --------
    $  11.28             $  12.63             $  17.64             $  14.49
    --------             --------             --------             --------
    --------             --------             --------             --------
        0.74%              (19.52)%              44.91%               12.56%
    $ 25,207             $ 26,804             $ 22,049             $  4,323
    $ 27,813             $ 29,259             $  8,762             $  2,786
        2.02%                1.92%                1.96%                1.99%
        1.02%                 .92%                 .96%                 .99%
        (.83)%               (.75)%               (.60)%               (.42)%

    See Notes to Financial Statements                                     31

       Prudential Small Company Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                ------------------
                                                                    Year Ended
                                                                September 30, 2000
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period                                 $  12.70
                                                                   ----------
Income from investment operations
Net investment income                                                     .04
Net realized and unrealized gain (loss) on investment
   transactions                                                          2.00
                                                                   ----------
      Total from investment operations                                   2.04
                                                                   ----------
Less distributions
Distributions from net realized gains                                      --
                                                                   ----------
Net asset value, end of period                                       $  14.74
                                                                   ----------
                                                                   ----------
TOTAL RETURN(b):                                                        15.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $105,656
Average net assets (000)                                             $ 98,623
Ratios to average net assets:
   Expenses, including distribution fees and service
   (12b-1) fees                                                          1.12%
   Expenses, excluding distribution fees and service
   (12b-1) fees                                                          1.12%
   Net investment income                                                  .29%

------------------------------
(a) Calculated based upon average shares outstanding during the period.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class Z shares.
    32                                     See Notes to Financial Statements

       Prudential Small Company Fund, Inc.
             Financial Highlights Cont'd.

                                         Class Z
------------------------------------------------------------------------------------------
                 Year Ended September 30,                        March 1, 1996(d)
----------------------------------------------------------            Through
      1999                 1998                 1997            September 30, 1996
------------------------------------------------------------------------------------------
    $  13.92             $  19.04             $  15.32               $   13.69
----------------     ----------------     ----------------          ----------
         .02                  .04                  .06                     .05
         .29                (3.31)                6.09                    1.58
----------------     ----------------     ----------------          ----------
         .31                (3.27)                6.15                    1.63
----------------     ----------------     ----------------          ----------
       (1.53)               (1.85)               (2.43)                     --
----------------     ----------------     ----------------          ----------
    $  12.70             $  13.92             $  19.04               $   15.32
----------------     ----------------     ----------------          ----------
----------------     ----------------     ----------------          ----------
        1.70%              (18.58)%              46.38%                  11.91%
    $105,355             $125,770             $151,215               $  68,516
    $131,013             $154,623             $ 97,310               $  66,228
        1.02%                 .92%                 .96%                    .99%(c)
        1.02%                 .92%                 .96%                    .99%(c)
         .16%                 .25%                 .40%                    .58%(c)

    See Notes to Financial Statements                                     33

       Prudential Small Company Fund, Inc.
             Report of Independent Accountants

The Shareholders and Board of Directors of
Prudential Small Company Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Small Company Fund, Inc. (the 'Fund') (formerly Prudential Small Company Value Fund, Inc.) at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
November 22, 2000
    34

Prudential Small Company Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential
Securities Financial Advisor or Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; but Is This Risk
Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With the Joneses
A financial advisor or registered representative can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance.
While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

Prudential Small Company Fund, Inc.

   Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
  Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
  Large Capitalization Growth Fund
  Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
  Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
  Prudential Global Growth Fund
  Prudential International Value Fund
  Prudential Jennison International Growth Fund
Target Funds
  International Equity Fund

BALANCE/ALLOCATION FUNDS
Prudential Diversified Funds
  Conservative Growth Fund
  Moderate Growth Fund
  High Growth Fund
The Prudential Investment Portfolios, Inc.
  Prudential Active Balanced Fund
           www.prudential.com  (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
  Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
  Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Income Series
  Insured Series
Prudential Municipal Series Fund
  Florida Series
  Massachusetts Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
  Liquid Assets Fund
  National Money Market Fund
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
  Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
COMMAND Government Fund
COMMAND Money Fund
COMMAND Tax-Free Fund

Prudential Small Company Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake
At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

Performance at a Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats.
You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information.
Please keep in mind that past performance is not indicative of future results.

     www.prudential.com  (800) 225-1852

investment adviser's report
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful-- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

Portfolio of Investments
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement of Assets and Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

Statement of Operations
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

Prudential Small Company Fund, Inc.

    Getting the Most from Your Prudential Mutual Fund

Statement of Changes in Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes to Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so.
Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent accountant's Report
Once a year, an outside auditor looks over our books and certifies that the financial statements are fairly presented and comply with generally accepted accounting principles.

Tax Information
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

       www.prudential.com  (800) 225-1852

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as a hypothetical
$10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Small Company Fund, Inc.

Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 9/30/00
                                              Since Inception
                     One Year    Five Years    Ten Years    (1/22/90)
With Sales Charge      9.91%       8.40%         14.62%     12.13%
Without Sales Charge  15.70%       9.52%         15.21%     12.67%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in Prudential Small Company Fund, Inc.
(Class A shares) with a similar investment in the Russell 2000 Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class A shares, and the account value at the end of the current fiscal year
(September 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.

The Index is a weighted index representing the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations, and represents approximately 10% of their aggregate market value. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of equity funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

                www.prudential.com  (800) 225-1852

Class B     Growth of a $10,000 Investment

Average Annual Total Returns as of 9/30/00
                                                           Since Inception
                       One Year    Five Years    Ten Years    (11/13/80)
With Sales Charge       9.88%         8.58%        14.33%       11.25%
Without Sales Charge   14.88%         8.72%        14.33%       11.25%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Small Company Fund,
Inc. (Class B shares) with a similar investment in the Russell 2000 Index (the Index) by portraying the initial account value at the beginning of the ten-year period of Class B shares, and the account value at the end of the current fiscal year
(September 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on September 30, 2000; (b) all recurring fees
(including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class
B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The Index is a weighted index representing the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations, and represents approximately 10% of their aggregate market value. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of equity funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Small Company Fund, Inc.

Class C     Growth of a $10,000 Investment

Average Annual Total Returns as of 9/30/00
                     One Year    Five Years    Ten Years    Since Inception
With Sales Charge     12.73%        8.51%         N/A           10.96%
Without Sales Charge  14.88%        8.72%         N/A           11.15%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential Small Company
Fund, Inc. (Class C shares) with a similar investment in the Russell 2000 Index (the Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class
C shares, assuming full redemption on September 30, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The Index is a weighted index representing the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations, and represents approximately 10% of their aggregate market value. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of equity funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

           www.prudential.com  (800) 225-1852

Class Z     Growth of a $10,000 Investment

Average Annual Total Returns as of 9/30/00
                     One Year    Five Years    Ten Years    Since Inception
With Sales Charge     15.97%        N/A           N/A            10.39%
Without Sales Charge  15.97%        N/A           N/A            10.39%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.The graph compares a $10,000 investment in the Prudential Small Company
Fund, Inc. (Class Z shares) with a similar investment in the Russell 2000 Index (the Index) by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (September 30, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The Index is a weighted index representing the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations, and represents approximately 10% of their aggregate market value. The Index is unmanaged, and the total return includes the reinvestment of all dividends, but does not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of equity funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Saul K. Fenster, Ph.D.
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E. H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols      NASDAQ      CUSIP
Class A           PGOAX     743968109
Class B           CHNDX     743968208
Class C           PSCCX     743968307
Class Z           PSCZX     743968406

MF109E

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